                                     EXHIBIT 99.1


                                LETTER OF TRANSMITTAL

                            COMPASS AEROSPACE CORPORATION

                              OFFER FOR ALL OUTSTANDING

                  10 1/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2005

                                   IN EXCHANGE FOR

                  10 1/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2005

                                         AND

          ALL OUTSTANDING 10 1/8% SERIES C SENIOR SUBORDINATED NOTES DUE 2005

                                   IN EXCHANGE FOR

                  10 1/8% SERIES D SENIOR SUBORDINATED NOTES DUE 2005


               PURSUANT TO THE PROSPECTUS, DATED [             ], 1999.
                                                  -------------
------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON      , 1999,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ONE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.
------------------------------------------------------------------------------

        Delivery To:  Bank of New York, EXCHANGE AGENT

    BY HAND/OVERNIGHT      BY REGISTERED OR CERTIFIED    FACSIMILE TRANSMISSION
       DELIVERY:                      MAIL:                      NUMBER:

    Bank of New York         Bank of New York                (212) 815-6339
    101 Barclay Street       Debt Processing Group-7E
    Reorg Department-7E      P.O. Box 11265
    New York, NY 10286       New York, NY 10286          CONFIRM BY TELEPHONE:

                                                             (212) 815-6331

                              For Information Call:
                                 (212) 815-2568


           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed
the prospectus, dated          , 1999 of Compass Aerospace Corporation, a
Delaware corporation ("Compass"), and this letter of transmittal, which together constitute Compass' offer to exchange an aggregate principal amount of up to $110,000,000 of Compass' 10 1/8% Series B Senior Subordinated Notes Due 2005 for a like principal amount of the issued and outstanding $110,000,000 of 10 1/8% Series A Senior Subordinated Notes due 2005 and Compass' offer to exchange an aggregate principal amount of up to $19,000,000 of Compass 10 1/8% Series D Senior Subordinated Notes due 2005 for a like principal amount of the issued and outstanding $19,000,000 of Compass' 10 1/8% Series C Senior Subordinated Notes due 2005.

     For each outstanding Series A note accepted for exchange, the holder of such outstanding Series A note will receive a Series B note having a principal amount equal to that of the surrendered outstanding Series A note. For each outstanding Series C note accepted for exchange, the holder of such outstanding Series C note will receive a Series D note having a principal amount equal to that of the surrendered outstanding Series C note. The Series B and Series D notes will bear interest from and including the date of consummation of the exchange offer. Holders whose outstanding Series A or Series C notes are accepted for exchange will have the right to receive, in cash, accrued interest thereon to, but not including, the date of consummation of the exchange offer. Such interest will be payable to the registered holders of the Series B or Series D notes, respectively, with the first interest payment on the Series B and Series D notes. Holders whose outstanding Series A or Series C notes are accepted for exchange will be deemed to have waived the right to receive any payment in respect of interest on the outstanding Series A or Series C notes accrued after the date of consummation of the exchange offer. Compass reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the exchange offer is extended. Compass shall notify the holders of the outstanding Series A and Series C notes of any extension by means of a public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This letter is to be completed by a holder of outstanding Series A or Series C notes if (i) certificates are to be forwarded herewith, or (ii) if a tender of certificates for outstanding Series A or Series C notes, if available, is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the prospectus. Holders of outstanding Series A or Series C notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their outstanding Series A or Series C notes into the exchange agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this letter to the exchange agent on or prior to the expiration date, must tender their outstanding Series A or Series C notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the exchange agent.

     The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the exchange offer.

List below the outstanding notes to which this letter relates. List any Series A notes you hold separately from any Series C notes that you hold in the spaces provided below. If a space provided below is inadequate, the certificate numbers and principal amount of outstanding notes should be listed on a separate signed schedule affixed hereto.


-------------------------------------------------------------------------------
   DESCRIPTION OF OUTSTANDING               1             2             3
        SERIES A NOTES
-------------------------------------------------------------------------------
                                                      Aggregate
                                                      Principal     Principal
                                                      Amount of       Amount
      Name(s) and Address(es) of       Certificate   Outstanding    Tendered**
   Registered Holder(s) (Please fill    Number(s)*     Note(s)
             in, if blank)
-------------------------------------------------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

                                       Total
-------------------------------------------------------------------------------
 *    Need not be completed if outstanding Series A notes are being tendered by book-entry transfer.
 **   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the outstanding Series A notes represented by the outstanding notes indicated in column 2.
      See instruction 2.  Outstanding Series A notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.  See Instruction 1.
-------------------------------------------------------------------------------


/ / CHECK HERE IF TENDERED OUTSTANDING SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered
     Holder(s)
              ----------------------------------------------------------------

     Window Ticket Number (if any)
                                  --------------------------------------------

     Date of Execution of Notice of Guaranteed
     Delivery
             ----------------------------------------------------------------

     Name of Institution which guaranteed
     delivery
             ---------------------------------------------------------------


-------------------------------------------------------------------------------
   DESCRIPTION OF OUTSTANDING               1             2             3
         SERIES C NOTES
-------------------------------------------------------------------------------
                                                      Aggregate
                                                      Principal     Principal
                                                      Amount of       Amount
      Name(s) and Address(es) of       Certificate   Outstanding    Tendered**
   Registered Holder(s) (Please fill    Number(s)*     Note(s)
             in, if blank)
-------------------------------------------------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

                                       Total
-------------------------------------------------------------------------------
 *    Need to be completed if outstanding Series C notes are being tendered by book-entry transfer.
 **   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the outstanding Series C notes represented by the outstanding notes indicated in column 2.
      See instruction 2. Outstanding Series C notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.
-------------------------------------------------------------------------------


/ / CHECK HERE IF TENDERED OUTSTANDING SERIES C NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                    ------------------------------------------

     Window Ticket Number (if any)
                                  --------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                       ----------------------

     Name of Institution which guaranteed delivery
                                                  ---------------------------


/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     -----------------------------------------------------------------------

Address:
        --------------------------------------------------------------------

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Compass the aggregate principal amount of outstanding Series A and Series C notes indicated above. Subject to, and effective upon, the acceptance for exchange of the outstanding Series A and Series C notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Compass all right, title and interest in and to such outstanding Series A and Series C notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the outstanding Series A and/or Series C notes tendered hereby and that Compass will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Compass. The undersigned hereby further represents that any new notes acquired in exchange for outstanding Series A and Series C notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such new notes, whether or not such person is the undersigned, that neither the Holder of such outstanding Series A or Series C notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such new notes and that neither the holder of such outstanding Series A or Series C notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of Compass.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Series B notes issued in exchange for the outstanding Series A notes, and the Series D notes issued in exchange for the outstanding Series C notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is (i) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, or (ii) a broker-dealer, except as provided below), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Series B or Series D notes are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such Series B or Series D notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B or Series D notes. If the undersigned is a broker-dealer that will receive Series B notes for its own account in exchange for outstanding Series A notes, or Series D notes for its own account in exchange for outstanding Series C notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver the prospectus in connection with any resale of such Series B or Series D notes; however, by so acknowledging and by delivering the prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by Compass to be necessary or desirable to complete the sale, assignment and transfer of the outstanding Series A and Series C notes tendered hereby. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions For Series B Notes" or in the box entitled "Special Issuance Instructions For Series D Notes" below, please deliver the Series B and Series D notes, as applicable, (and, if applicable, substitute certificates representing Series A notes for any outstanding Series A notes not exchanged, or substitute certificates representing Series C notes for any outstanding Series C notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of outstanding Series A or Series C notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions For Series B Notes" or under the box entitled "Special Delivery Instructions For Series D Notes" below, please send the Series B and Series D notes, as applicable, (and, if applicable, substitute certificates representing Series A notes for any outstanding Series A notes not exchanged, or substitute certificates representing Series C notes for any outstanding Series C notes not exchanged) to the undersigned at the address shown above in the boxes entitled "Description of Outstanding Series A Notes" or "Description of Outstanding Series C Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING SERIES A NOTES" OR DESCRIPTION OF OUTSTANDING SERIES C NOTES" ABOVE, AS APPLICABLE, AND SIGNING THIS LETTER, OR BY CAUSING THE OUTSTANDING SERIES A OR SERIES C NOTES, AS APPLICABLE, TO BE TRANSFERRED TO THE EXCHANGE AGENT'S ACCOUNT VIA ATOP IN THE CASE OF A BOOK-ENTRY TRANSFER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING SERIES A OR SERIES C NOTES AS SET FORTH ABOVE.

-----------------------------------     --------------------------------------
    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
       FOR SERIES B NOTES                         FOR SERIES B NOTES
     (See Instructions 3 and 4)                (See Instructions 3 and 4)

      To be completed ONLY if                 To be completed ONLY if
 certificates for outstanding Series A   certificates for outstanding Series A
 notes not exchanged and/or Series B     notes not exchanged and/or Series B
 Notes are to be issued in the name      Notes are to be sent to someone other
 of and sent to someone other than       than the person or persons whose
 the person or persons whose             signature(s) appear(s) on this letter
 signature(s) appear(s) on this          above or to such person or persons at
 letter above.                           an address other than shown in the
                                         box entitled "Description of
                                         Outstanding Series A Notes" on this
                                         letter above.
 Issue:    Series B Notes and/or
           outstanding notes to:
                                         Mail:     Series B Notes and/or
                                                   outstanding notes to:
 Name(s)
        ---------------------------
       (PLEASE TYPE OR PRINT)
                                         Name(s)
-----------------------------------             ------------------------------
       (PLEASE TYPE OR PRINT)                       (PLEASE TYPE OR PRINT)

 Address
        ---------------------------     --------------------------------------
                                                 (PLEASE TYPE OR PRINT)
-----------------------------------
             (ZIP CODE)
                                        Address
   (Complete Substitute Form W-9)               -----------------------------

                                        --------------------------------------
                                                       (ZIP CODE)
-----------------------------------     --------------------------------------




-----------------------------------     --------------------------------------
    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
       FOR SERIES D NOTES                         FOR SERIES D NOTES
     (See Instructions 3 and 4)                (See Instructions 3 and 4)

      To be completed ONLY if                 To be completed ONLY if
 certificates for outstanding Series C   certificates for outstanding Series C
 notes not exchanged and/or Series D     notes not exchanged and/or Series D
 Notes are to be issued in the name      Notes are to be sent to someone other
 of and sent to someone other than       than the person or persons whose
 the person or persons whose             signature(s) appear(s) on this letter
 signature(s) appear(s) on this          above or to such person or persons at
 letter above.                           an address other than shown in the
                                         box entitled "Description of
                                         Outstanding Series C Notes" on this
                                         letter above.
 Issue:    Series B Notes and/or
           outstanding notes to:
                                         Mail:     Series B Notes and/or
                                                   outstanding notes to:
 Name(s)
        ---------------------------
       (PLEASE TYPE OR PRINT)
                                         Name(s)
-----------------------------------             ------------------------------
       (PLEASE TYPE OR PRINT)                       (PLEASE TYPE OR PRINT)

 Address
        ---------------------------     --------------------------------------
                                                 (PLEASE TYPE OR PRINT)
-----------------------------------
             (ZIP CODE)
                                        Address
   (Complete Substitute Form W-9)               -----------------------------

                                        --------------------------------------
                                                       (ZIP CODE)
-----------------------------------     --------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR THE OUTSTANDING SERIES A OR SERIES C NOTES TO BE EXCHANGED AND ALL OTHER REQUIRED DOCUMENTS), OR A BOOK-ENTRY CONFIRMATION, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

-------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)


 Dated:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  ,1998
      X. . . . . . . . . . . . . . .         . . . . . . . . . . . . . .  ,1998
      X. . . . . . . . . . . . . . .         . . . . . . . . . . . . . .  ,1998
           SIGNATURE(s) OF OWNER                        DATE

      Area Code and Telephone Number . . . . . . . . . . . . . . . . . . . . .


      If a holder is tendering any outstanding Series A or Series C notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the outstanding Series A or Series C notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

      Name(s):
              -----------------------------------------------------------------

       ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)


      Capacity:
               -----------------------------------------------------------------

      Address:
              -----------------------------------------------------------------

       ------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)


                               SIGNATURE GUARANTEE
                         (IF REQUESTED BY INSTRUCTION 3)


 Signature(s) Guaranteed by
 an Eligible Institution:
                         ------------------------------------------------------
                             (AUTHORIZED SIGNATURE)


-------------------------------------------------------------------------------
                                     (TITLE)


-------------------------------------------------------------------------------
                                 (NAME AND FIRM)

 Dated:
       -------------------------------------------------------------------,1998

-------------------------------------------------------------------------------

                               INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
 FOR ALL OUTSTANDING 10 1/8% SERIES A SENIOR SUBORDINATED NOTES due 2005 IN EXCHANGE FOR THE 10 1/8% SERIES B SENIOR SUBORDINATED NOTES due 2005

                                   AND

 FOR ALL OUTSTANDING 10 1/8% SERIES C SENIOR SUBORDINATED NOTES due 2005 IN EXCHANGE FOR THE 10 1/8% SERIES D SENIOR SUBORDINATED NOTES due 2005
                     OF COMPASS AEROSPACE CORPORATION

1.   DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the prospectus. Certificates for all physically tendered outstanding Series A or Series C notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed letter (or manually signed facsimile thereof) and any other documents required by this letter, must be received by the exchange agent at the address set forth herein on or prior to the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Series A or Series C notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

     Noteholders whose certificates for outstanding Series A or Series C notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their outstanding Series A or Series C notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the prospectus. Pursuant to such procedures,

-    such tender must be made through an Eligible Institution,

- prior to the expiration date, the exchange agent must receive from such Eligible Institution a properly completed and duly executed letter (or a facsimile thereof) and notice of guaranteed delivery, substantially in the form provided by Compass (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of outstanding Series A or Series C notes, as applicable, the certificate number or numbers of any outstanding Series A or Series C notes which will not be tendered by book-entry transfer, and the amount of outstanding notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the date of execution of the notice of guaranteed delivery, the certificates for all physically tendered outstanding Series A or Series C notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by the letter will be deposited by the Eligible Institution with the exchange agent, and

- the certificates for all physically tendered outstanding Series A or Series C notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this letter, are received by the exchange agent within three business days after the date of execution of the notice of guaranteed delivery.

     THE METHOD OF DELIVERY OF THIS LETTER, THE OUTSTANDING SERIES A AND SERIES C NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OUTSTANDING SERIES A OR SERIES C NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT THE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     See "The Exchange Offer" section in the prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the outstanding Series A or Series C notes, as applicable, evidenced by a submitted certificate is to be tendered, the tendering holder(s) should fill in the aggregate principal amount of outstanding notes to be tendered in the boxes above entitled "Description of Outstanding Series A Notes--Principal Amount Tendered" and "Description of Outstanding Series C Notes--Principal Amount Tendered." A reissued certificate representing the balance of untendered outstanding Series A or Series C notes, as applicable, will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the expiration date. All of the outstanding Series A and Series C notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this letter is signed by the registered holder of the outstanding Series A and Series C notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates for such notes without any change whatsoever.

     If any tendered outstanding Series A or Series C notes are owned of record by two or more joint owners, all such owners must sign this letter.

     If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

     When this letter is signed by the registered holder or holders of the outstanding Series A or Series C notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new notes are to be issued, or any untendered outstanding Series A or Series C notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Compass, proper evidence satisfactory to Compass of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING SERIES A AND SERIES C NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY SUCH OTHER ELIGIBLE INSTITUTION WITHIN THE MEANING OF RULE 17(A)(d)-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934,(COLLECTIVELY "ELIGIBLE INSTITUTIONS").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING SERIES A OR SERIES C NOTES ARE
TENDERED:

-    BY A REGISTERED HOLDER OF OUTSTANDING SERIES A OR SERIES C NOTES
     (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING SERIES A OR SERIES C NOTES) TENDERED WHO, IN THE CASE OF A HOLDER OF SERIES A NOTES HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS FOR SERIES B NOTES" OR "SPECIAL DELIVERY INSTRUCTIONS FOR SERIES B NOTES," AND, IN THE CASE OF A HOLDER OF SERIES C NOTES HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS FOR SERIES D NOTES" OR "SPECIAL DELIVERY INSTRUCTIONS FOR SERIES D NOTES" ON THIS LETTER, OR

-    FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of outstanding Series A and Series C notes should indicate in the applicable box the name and address to which Series B or Series D notes issued pursuant to the exchange offer and/or substitute certificates evidencing outstanding Series A or Series C notes not exchanged, as applicable, are to be issued or sent, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering outstanding Series A or Series C notes by book-entry transfer may request that outstanding Series A or Series C notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such outstanding Series A or Series C notes not exchanged will be returned to the name and address of the person signing this letter.

5.   TAX IDENTIFICATION NUMBER.

     Federal income tax law may require that a tendering holder whose outstanding Series A or Series C notes are accepted for exchange must provide Compass (as payor) with such holder's correct Taxpayer Identification
Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If Compass is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of outstanding Series A or Series C notes (including, among others, all corporations) are not subject to these backup withholding requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of outstanding Series A or Series C notes should provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct and as to certain other matters. If the tendering holder of outstanding Series A or Series C notes is a nonresident alien or foreign entity not subject to backup withholding, such holder should provide a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the exchange agent. If the outstanding Series A or Series C notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

6.   TRANSFER TAXES.

     Compass will pay all transfer taxes, if any, applicable to the transfer of outstanding Series A notes in exchange for Series B notes and to the transfer of outstanding Series C notes in exchange for Series D notes pursuant to the exchange offer. If however, Series B and Series D notes and/or substitute outstanding Series A and Series C notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the outstanding Series A and Series C notes tendered hereby, or if tendered outstanding Series A and Series C notes are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the transfer of outstanding Series A or Series C notes to Compass or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING SERIES A AND SERIES C NOTES SPECIFIED IN THIS LETTER.

7.   WAIVER OF CONDITIONS.

     Compass reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of outstanding Series A and Series C notes, by execution of this letter, shall waive any right to receive notice of the acceptance of their outstanding Series A or Series C notes, as applicable, for exchange.

     Neither Compass, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of outstanding Series A or Series C notes nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING SERIES A OR SERIES C
NOTES.

     Any holder whose outstanding Series A or Series C notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this letter, may be directed to the exchange agent, at the address and telephone number indicated above.

               TO BE COMPLETED BY ALL TENDERING HOLDERS
                        (SEE INSTRUCTION 5)

                      PAYOR'S NAME: __________________________



------------------------------------------------------------------------------
------------------------------------------------------------------------------
                   Part 1--PLEASE PROVIDE YOUR    TIN:___________________
                   TIN IN THE BOX AT RIGHT AND    Social Security Number or
                   CERTIFY BY SIGNING AND         Employer Identification
                   DATING BELOW                   Number
------------------------------------------------------------------------------

                   Part 2--TIN Applied For     / /
                   -----------------------------------------------------------

 SUBSTITUTE        CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY
                   THAT:

 Form W-9          (1)  the number shown on this form is my correct Taxpayer
 Department of          Identification Number (or I am waiting for a number to
 the Treasury           be issued to me);
 Internal Revenue
 Service           (2)  I am not subject to backup withholding either because:
                        (a) I am exempt from backup withholding, or (b) I have
 Payor's Request        not been notified by the Internal Revenue Service (the
 For Taxpayer           "IRS") that I am subject to backup withholding as a
 Identification         result of a failure to report all interest or
 Number ("TIN")         dividends, or (c) the IRS has notified me that I am no
 and                    longer subject to backup withholding; and
 Certification
                   (3)  any other information provided on this form is true and correct.

                   SIGNATURE                             DATE
                             -----------------------          -----------
------------------------------------------------------------------------------
 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments to me thereafter will be withheld until I provide the number.

-----------------------------           -------------------------------
          Signature                                  Date
------------------------------------------------------------------------------

               GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                           NUMBER ON SUBSTITUTE FORM W-9



What Name and Number to Provide:
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

For this type of account:     Give the Name and                                   Give the Name and
                              SOCIAL SECURITY       For this type of account:     EMPLOYER
                              number of ____                                      IDENTIFICATION number
                                                                                  of ___

--------------------------------------------------------------------------------------------------------
1.  Individual                The individual        6.  Sole proprietorship       The owner(3)

2.  Two or more individuals   The actual owner of
    (joint account)           the account or, if
                              combined funds, the
                              first individual on   7.  A valid trust, estate,    Legal entity (Do not
                              the account(1)            or pension trust          furnish the identifying
                                                                                  number of the personal
                                                                                  representative or trustee
                                                                                  unless the legal entity
                                                                                  itself is so designated in
                                                                                  the account title.)(4)

3.  Custodian account of      The minor(2)
    a minor (Uniform Gift
    to Minors Act)

4.  (a) The usual revocable                         8.  Corporate                 The corporation
    savings trust (grantor    The grantor-
    is also trustee)          trustee(1)            9.  Association, club,        The organization
                                                        religious, charitable,
                                                        educational or other
                                                        tax-exempt organization

    (b) So-called trust
    account that is not a     The actual owner(1)
    legal or valid trust                           10.  Partnership               The partnership
    under State law

5.  Sole proprietorship       The owner(3)         11.  A broker or registered    The broker or nominee
                                                        nominee

                                                   12.  Account with the          The public entity
                                                        Department of Agriculture
                                                        in the name of a public
                                                        entity (such as a State or
                                                        local government, school
                                                        district, or prison) that
                                                        receives agricultural
                                                        program payments

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

1   List first and circle the name of the person whose number you furnish.

2   Circle the minor's name and furnish the minor's social security number.

3 Show the individual's name. If you are a sole proprietor, you must furnish your individual name and either your Social Security number or your employer identification number. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as if was used to apply for your employer identification number on Form SS-4.

4 List first and circle the name of the legal trust, estate, or pension trust.

Note:

(i) If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

(ii) If you are an individual, you must generally provide the name as shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

(iii) For a joint account, only the person whose Taxpayer Identification Number is shown on Substitute Form w-9 should sign the form.

          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                     NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number:

If you do not have a taxpayer identification number, apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local office of the Internal Revenue Service.

Payees Exempt from Backup Withholding:

Payees that are exempt from backup withholding with respect to amounts received in the offer include the following:

-  A corporation.
-  A financial institution.
- An organization exempt from tax under section 501(a), or an individual retirement account or a custodial account under section 403(b)(7).
-  The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
-  An international organization or any agency or instrumentality thereof.
- A dealer in securities or commodities required to register in the United States or a possession of the United States.
-  A real estate investment trust.
-  A common trust fund operated by a bank under section 584(a).
-  An entity registered at all times under the Investment Company Act of 1940.
-  A foreign central bank of issue.


Exempt payees described above, should file Substitute Form W-9 to avoid possible erroneous backup withholding. Such payees should furnish their taxpayer identification number, write "exempt" on the face of the form (Part
II), and sign and date the form.

Exempt Foreign Payees:

A payee that is a nonresident alien individual or foreign entity not subject to backup withholding should complete and execute Form W-8, Certificate of Foreign Status, and return the executed form with the Letter of Instructions.

Penalties:

(1) Failure To Furnish Taxpayer Identification Number. --If you fail to furnish your correct taxpayer's identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. --Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. --If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Privacy Act Notice. --Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.